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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM  8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  May 20, 1996



                             APACHE CORPORATION
           (Exact name of registrant as specified in its charter)


       Delaware              1-4300              41-0747868
   (State or other         (Commission        (I.R.S. Employer
    jurisdiction            File Number)       Identification Number)
  of incorporation)



                            2000 Post Oak Boulevard
                                   Suite 100
                           Houston, Texas  77056-4400
                    (Address of Principal Executive Offices)


    Registrant's telephone number, including area code:  (713) 296-6000


================================================================================


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Item 2.   Acquisition or Disposition of Assets

     In the first quarter of 1996, Apache Corporation ("Apache") entered into the Agreement and Plan of Merger (the "Merger Agreement"), dated March
27, 1996, among Apache, YPY Acquisitions Inc. ("YPY"), and The Phoenix Resource Companies, Inc. ("Phoenix"), providing for the merger of YPY with Phoenix (the "Merger") in a transaction by which Phoenix would become a wholly-owned subsidiary of Apache. Apache issued a press release, dated March 28, 1996, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is listed under Item 7 as Exhibit 2.1 and incorporated herein by reference.

     On May 20, 1996, the Merger was consummated shortly after the transaction was approved by the Phoenix shareholders. Upon consummation of the Merger and pursuant to the Merger Agreement, each share of Phoenix common stock then outstanding was converted into the right to receive (a) .75 shares of Apache common stock, with any fractional shares paid in cash, without interest, and (b) $4.00 in cash. Apache issued a press release, dated May 20, 1996, which is listed under Item 7 as Exhibit 99.2 and incorporated herein by reference.

     Phoenix's principal assets are its interest in the Khalda and Qarun oil and gas concessions in the Western Desert of Egypt, which in the aggregate contain 18 oil fields and six gas fields. The sale of crude oil and natural gas accounted for all of Phoenix's operating revenues during the past three years. Phoenix's operations include exploring, developing and operating crude oil and natural gas properties in Egypt. Phoenix's oil and gas operations are currently conducted through Egyptian operating companies owned jointly by the Egyptian General Petroleum Corporation, Phoenix and certain other participants. Apache is one of the participants with Phoenix in the Qarun concession.

     In conjunction with the Merger, George D. Lawrence, Jr., former president and chief executive officer of Phoenix, joined Apache's board of directors. Other than the relationships mentioned above or provided for or contemplated by the Merger Agreement, there were no other material relationships between Phoenix and Apache or any of Apache's affiliates, officers or directors, or any associate of any officer or director of Apache.





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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(a)  FINANCIAL STATEMENTS


     (i) The audited consolidated balance sheet of Phoenix and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years ended December 31, 1995, 1994 and 1993, together with the related notes to consolidated financial statements and the report of independent accountants, dated February 23, 1996, previously filed with the Phoenix Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, are listed below as Exhibit 99.4 and are incorporated herein by reference.

     (ii) The unaudited consolidated balance sheet of Phoenix and subsidiaries as of March 31, 1996, and the related consolidated statements of income and cash flows for the fiscal quarters ended March 31, 1996 and 1995, together with the related notes to consolidated financial statements, previously filed with the Phoenix Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996, are listed below as Exhibit 99.5 and are incorporated herein by reference.





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(b)     PRO FORMA FINANCIAL INFORMATION



                      APACHE CORPORATION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


         The following unaudited condensed financial statements and notes thereto are presented to show the pro forma effects of the merger ("Merger") of a wholly-owned subsidiary of Apache Corporation ("Apache") with The Phoenix Resource Companies, Inc. ("Phoenix") on May 20, 1996, pursuant to which Phoenix became a wholly-owned subsidiary of Apache. The Merger will be reported using the purchase method of accounting.

         The condensed pro forma statements of income are presented as if the Merger occurred effective January 1 for each of the periods presented. The condensed pro forma balance sheet assumes that the Merger occurred on March 31, 1996.

         Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have occurred had the transaction been effective on and as of the dates referenced above, and should not be viewed as indicative of operations in future periods. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the notes thereto, and Apache's and Phoenix's Annual Reports on Form 10-K for the fiscal year ended December 31, 1995, and Apache's and Phoenix's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1996.





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                      APACHE CORPORATION AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                  (IN THOUSANDS, EXCEPT PER COMMON SHARE DATA)


                                                          APACHE    PHOENIX    PRO FORMA
                                                        HISTORICAL HISTORICAL ADJUSTMENTS    PRO FORMA
                                                        ---------- ---------- -----------    ----------
REVENUES:
  Oil and gas production revenues...................     $ 653,144  $  33,255  $   (6,298)(f) $ 680,101
  Gathering, processing and marketing revenues......        97,207          0                    97,207
  Other revenues....................................           351      1,781      (1,436)(d)       696
                                                         ---------  ---------  ----------     ---------
                                                           750,702     35,036      (7,734)      778,004
                                                         ---------  ---------  ----------     ---------
OPERATING EXPENSES:
  Depreciation, depletion and amortization..........       297,485      5,795       8,505 (a)   311,785
  Operating costs...................................       211,742      6,421                   218,163
  Gathering, processing and marketing costs.........        91,243          -                    91,243
  Administrative, selling and other.................        36,552      2,194                    38,746
  Merger costs......................................         9,977          -                     9,977
  Financing costs, net..............................        70,560          -     (11,708)(b)    61,837
                                                                                    4,421 (c)
                                                                                   (1,436)(d)
                                                         ---------  ---------  ----------     ---------
                                                           717,559     14,410        (218)      731,751
                                                         ---------  ---------  ----------     ---------
INCOME BEFORE INCOME TAXES.........................         33,143     20,626      (7,516)       46,253
  Provision for income taxes.......................         12,936     10,015      (3,748)(f)    19,203
                                                         ---------  ---------  ----------     ---------
NET INCOME.........................................      $  20,207  $  10,611  $   (3,768)    $  27,050
                                                         ---------  ---------  ----------     ---------

INCOME PER COMMON SHARE............................      $    0.28  $    0.65                 $    0.32
                                                         =========  =========                 =========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING......................................         71,792                 12,190 (g)    83,982
                                                         =========             ==========     =========

          The accompanying notes to unaudited pro forma consolidated condensed financial statements are an integral part of this statement.




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                      APACHE CORPORATION AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                  (IN THOUSANDS, EXCEPT PER COMMON SHARE DATA)


                                                      APACHE        PHOENIX      PRO FORMA
                                                    HISTORICAL    HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                   -----------    ----------    -----------       ---------
REVENUES:
  Oil and gas production revenues..............     $  171,921    $   12,436    $   (1,957)(f)    $ 182,400
  Gathering, processing and marketing revenues.         33,949             0                         33,949
  Other revenues...............................            600           413          (366)(d)          647
                                                   -----------    ----------    ----------        ---------
                                                       206,470        12,849        (2,323)         216,996
                                                   -----------    ----------    ----------        ---------

OPERATING EXPENSES:
  Depreciation, depletion and amortization.....         71,861         2,282         2,642 (a)       76,785
  Operating costs..............................         52,512         2,183                         54,695
  Gathering, processing and marketing costs....         32,410             0                         32,410
  Administrative, selling and other............          8,858           751                          9,609
  Merger costs.................................              0           334          (334)(e)            0
  Financing costs, net.........................         15,423           209        (2,739)(b)       13,548
                                                                                     1,021 (c)
                                                                                      (366)(d)
                                                   -----------    ----------    ----------        ---------
                                                       181,064         5,759           224          187,047
                                                   -----------    ----------    ----------        ---------
INCOME BEFORE INCOME TAXES.....................         25,406         7,090        (2,547)          29,949
  Provision for income taxes...................          9,751         3,395        (1,355)(f)       11,791
                                                   -----------    ----------    ----------        ---------
NET INCOME.....................................    $    15,655    $    3,695    $   (1,192)       $  18,158
                                                   ===========    ==========    ==========        =========
INCOME PER COMMON SHARE........................    $      0.20    $     0.22                      $    0.20
                                                   ===========    ==========    ==========        =========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING..................................    $    77,422                      12,190 (g)    $  89,612
                                                   ===========                  ==========        =========

          The accompanying notes to unaudited pro forma consolidated condensed financial statements are an integral part of this statement.






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                      APACHE CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                              AS OF MARCH 31,1996
                                 (IN THOUSANDS)

                                             APACHE      PHOENIX      PRO FORMA
                                           HISTORICAL   HISTORICAL   ADJUSTMENTS    PRO FORMA
                                           ----------   ----------   -----------    ----------
ASSETS:
  Current assets......................     $  221,877   $  47,654   $               $  269,531
  Property and equipment, net.........      2,454,335      31,426       396,349 (h)  2,841,709
                                                                          3,000 (i)
                                                                          9,800 (j)
                                                                        (53,201)(k)

  Other assets........................         69,795       7,283                       77,078

                                           ----------   ---------   -----------     ----------
                                           $2,746,007   $  86,363   $   355,948     $3,188,318
                                           ==========   =========   ===========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Current liabilities.................     $  213,948   $  13,163   $     3,000 (i) $  239,111
                                                                          9,000 (l)
  Long-term debt......................      1,137,697      12,500        64,488 (h)  1,214,685
  Other non-current liabilities.......         98,896       1,173                      100,069
  Deferred tax liabilities............        190,349       6,326         9,800 (j)    206,475
  Shareholders' equity................      1,105,117      53,201       331,861 (h)  1,427,978
                                                                        (53,201)(k)
                                                                         (9,000)(l)
                                           ----------   ---------   -----------     ----------
                                           $2,746,007   $  86,363   $   355,948     $3,188,318
                                           ==========   =========   ===========     ==========

     The accompanying notes to unaudited pro forma consolidated condensed financial statements are an integral part of this statement.





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                      APACHE CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF PRESENTATION

         The unaudited pro forma consolidated condensed financial statements are based on the audited statements of Apache and Phoenix for the year ended December 31, 1995, on unaudited statements for the quarter ended March 31, 1996, and on the adjustments and assumptions described below.

         Pursuant to the terms of the Agreement and Plan of Merger, dated March 27, 1996, pro forma data reflect the issuance on May 20, 1996, of 12,121,150 shares of Apache Common Stock for 16,161,533 shares of Phoenix Common Stock outstanding as of the Merger date and 68,768 Apache shares issued in connection with Phoenix stock options exercised by Phoenix directors and employees immediately after closing. Merger consideration consisted of .75 shares of Apache common stock and $4.00 in cash for each share of Phoenix stock outstanding and for each stock option exercised, net of option exercise proceeds. A net value of approximately $14.9 million has been assigned to approximately 1.1 million Phoenix stock options assumed by Apache and not exercised immediately after closing that may be exercised in the future. The value for the Apache shares issued and for the unexercised Phoenix stock options equates to a total of approximately $331.9 million based on a price of $26.00 per Apache common share. In addition, approximately $64.5 million in net cash was paid to Phoenix stockholders and to directors and employees exercising their stock options.

         The purchase price, as described above, before consideration of transaction costs and a deferred tax liability adjustment required by accounting rules, totals approximately $396.3 million. Of this total, approximately $54 million has been allocated to pipelines and facilities, $160 million to proved properties, $61 million to unproved properties, $99 million to international concession rights, with the remaining value attributable to working capital and miscellaneous assets. International concession rights include the estimated value attributable to approximately

                     APACHE CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                 STATEMENTS

                                (CONTINUED)

50 drilling prospects identified to date on 4.3 million gross acres on the Qarun and Khalda concessions in Egypt. Under features of the production sharing contracts, costs incurred to explore and develop will be reimbursable through increased future production sharing ratios.

NOTE 2 -- PRO FORMA ADJUSTMENTS

         The unaudited pro forma condensed statements of consolidated income reflect the following adjustments.

         (a) Record incremental depreciation, depletion and amortization expense based on the purchase price allocation, and using a combined units-of-production rate for Egyptian properties and a 20-year straight-line method for facilities and pipelines.

         (b) Record capitalized interest relating to approximately $173 million of unevaluated properties, including international concession rights, assuming interest rates of 6.87 percent and
              6.33 percent for the year ended December 31, 1995 and for the three months ended March 31, 1996, respectively.

         (c) Record interest expense on debt incurred with respect to the cash consideration paid to Phoenix stockholders, assuming interest rates of 6.87 percent for the year ended December 31, 1995 and 6.33 percent for the three months ended March 31, 1996.

         (d) Reclassification of Phoenix's interest income from revenues to financing costs, net, to conform to Apache's presentation.





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                     APACHE CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                 STATEMENTS

                                (CONTINUED)

         (e) Eliminate non-recurring expenses recorded by Phoenix in the first quarter of 1996 relating to the Merger.

         (f) Adjust tax provision and the related Phoenix Egyptian tax gross-up to reflect pro forma adjustments (a), (b), (c) and
                 (e).

         (g) Increase Apache's weighted average shares outstanding by approximately 12,190,000 shares to reflect Apache shares issued at and immediately after closing. The effect of common stock equivalents associated with unexercised Phoenix stock options, along with all other Apache common stock equivalent shares, were insignificant for the periods presented.

         The unaudited consolidated condensed pro forma balance sheet reflects the following adjustments:

         (h) Record the consideration issued totaling $396.3 million, consisting of approximately 12,190,000 shares of Apache Common Stock valued at $26 per share, $14.9 million of net value associated with unexercised Phoenix stock options, and $64.5 million cash, and the related debt incurred.

         (i) Record estimated severance and other costs relating to the merger.

         (j) Record SFAS No. 109 deferred tax liability for the book basis in excess of tax basis after adjustment for assumed utilization of Phoenix net operating loss carryforwards and foreign tax credits.

         (k)     Eliminate historical Phoenix stockholders' equity.

         (l)     Record Apache Common Stock issuance costs.





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





(c)  EXHIBITS


EXHIBIT NO.      DESCRIPTION
- -----------      -----------

2.1 Agreement and Plan of Merger among Registrant, YPY and Phoenix dated March 27, 1996 (incorporated by reference to Exhibit
                 99.1 to   Registrant's Current Report on Form 8-K, dated March
                 27, 1996, SEC File No. 1-4300).

3.1* Bylaws of Registrant, As Amended July 11, 1996; Effective as of May 2, 1996.

23.1*            Consent of Arthur Andersen LLP

99.1 Press Release, dated March 28, 1996, "Apache and Phoenix to Merge" (incorporated by reference to Exhibit 99.2 to
                 Registrant's Current   Report on Form 8-K, dated March 27,
                 1996, SEC File No. 1-4300).

99.2 Press Release, dated May 20, 1996, "Apache and Phoenix Complete Merger" (incorporated by reference to Exhibit 99.2 to Registrant's Current Report on Form 8-K, dated May 20, 1996, SEC File No. 1-4300).

99.3* Seventh Amendment to the Third Amended and Restated Credit Agreement, dated as of May 8, 1996, among the Registrant, the Lenders named therein, and The First National Bank of Chicago, as Administrative Agent and Arranger, and Chemical Bank, as Co-Agent and Arranger.

99.4 The audited consolidated balance sheet of Phoenix and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years ended December 31, 1995, 1994 and 1993, together with the related notes to consolidated financial statements and the report of independent accountants (incorporated by reference to the Phoenix Annual Report on Form 10-K for the year ended
                 December 31, 1995, SEC File No. 1-547).

99.5 The unaudited consolidated balance sheet of Phoenix and subsidiaries as of March 31, 1996, and the related consolidated statements of income and cash flows for the fiscal quarters ended March 31, 1996 and 1995, together with the related notes to consolidated financial statements
                 (incorporated by reference to the Phoenix Quarterly   Report
                 on Form 10-Q for the quarter ended March 31, 1996, SEC File No. 1-547).


- -------------------

*filed herewith





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



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                      APACHE CORPORATION


Date:  July 18, 1996                  /s/ Thomas L. Mitchell
                                      -----------------------------------------
                                      Thomas L. Mitchell
                                      Controller and  Chief Accounting Officer



                                      /s/ Z. S. Kobiashvili
                                      -----------------------------------------
                                      Z. S. Kobiashvili
                                      Vice  President and General Counsel

                               INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
- -----------      -----------

2.1 Agreement and Plan of Merger among Registrant, YPY and Phoenix dated March 27, 1996 (incorporated by reference to Exhibit
                 99.1 to   Registrant's Current Report on Form 8-K, dated March
                 27, 1996, SEC File No. 1-4300).

3.1* Bylaws of Registrant, As Amended July 11, 1996; Effective as of May 2, 1996.

23.1*            Consent of Arthur Andersen LLP

99.1 Press Release, dated March 28, 1996, "Apache and Phoenix to Merge" (incorporated by reference to Exhibit 99.2 to
                 Registrant's Current   Report on Form 8-K, dated March 27,
                 1996, SEC File No. 1-4300).

99.2 Press Release, dated May 20, 1996, "Apache and Phoenix Complete Merger" (incorporated by reference to Exhibit 99.2 to Registrant's Current Report on Form 8-K, dated May 20, 1996, SEC File No. 1-4300).

99.3* Seventh Amendment to the Third Amended and Restated Credit Agreement, dated as of May 8, 1996, among the Registrant, the Lenders named therein, and The First National Bank of Chicago, as Administrative Agent and Arranger, and Chemical Bank, as Co-Agent and Arranger.

99.4 The audited consolidated balance sheet of Phoenix and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years ended December 31, 1995, 1994 and 1993, together with the related notes to consolidated financial statements and the report of independent accountants (incorporated by reference to the Phoenix Annual Report on Form 10-K for the year ended
                 December 31, 1995, SEC File No. 1-547).

99.5 The unaudited consolidated balance sheet of Phoenix and subsidiaries as of March 31, 1996, and the related consolidated statements of income and cash flows for the fiscal quarters ended March 31, 1996 and 1995, together with the related notes to consolidated financial statements
                 (incorporated by reference to the Phoenix Quarterly   Report
                 on Form 10-Q for the quarter ended March 31, 1996, SEC File No. 1-547).


- -------------------

*filed herewith